                                                                   EX-99.(d)(4)

                       INVESTMENT SUB-ADVISORY AGREEMENT
                        AMONG WELLS FARGO FUNDS TRUST,
                     WELLS FARGO FUNDS MANAGEMENT, LLC AND
                     WELLS CAPITAL MANAGEMENT INCORPORATED

   This AGREEMENT is made as of this 1st day of March 2001, between Wells Fargo Funds Trust (the "Trust"), a business trust organized under the laws of the State of Delaware with its principal place of business at 525 Market Street, 12th Floor, San Francisco, California 94163, Wells Fargo Funds Management, LLC (the "Adviser"), a limited liability company organized under the laws of the State of Delaware with its principal place of business at 525 Market Street, 12th Floor, San Francisco, California 94163, and Wells Capital Management Incorporated, a corporation organized under the laws of the State of California, with its principal place of business at 525 Market Street, 12th Floor, San Francisco, California 94163 (the "Sub-Adviser").

   WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end, series management investment company; and

   WHEREAS, the Trust and the Adviser desire that the Sub-Adviser perform investment advisory services for each of the series of the Trust listed in Appendix A hereto as it may be amended from time to time (each a "Fund" and collectively the "Funds"), and the Sub-Adviser is willing to perform those services on the terms and conditions set forth in this Agreement;

   NOW THEREFORE, the Trust, the Adviser and Sub-Adviser agrees as follows:

   SECTION 1. THE TRUST; DELIVERY OF DOCUMENTS. The Trust is engaged in the business of investing and reinvesting its assets in securities of the type and in accordance with the limitations specified in its Declaration of Trust, as amended or supplemented from time to time, By-Laws (if any) and Registration Statement filed with the Securities and Exchange Commission (the "Commission") under the 1940 Act and the Securities Act of 1933 (the "Securities Act"), including any representations made in the prospectus and statement of additional information relating to the Funds contained therein and as may be supplemented from time to time, all in such manner and to such extent as may from time to time be authorized by the Trust's Board of Trustees (the "Board"). The Board is authorized to issue any unissued shares in any number of additional classes or series. The Trust has delivered copies of the documents listed in this Section to the Sub-Adviser and will from time to time furnish the Sub-Adviser with any amendments thereof.

   SECTION 2. APPOINTMENT OF SUB-ADVISER. Subject to the direction and control of the Board, the Adviser manages the investment and reinvestment of the assets of the Funds and provides for certain management and services as specified in the Investment Advisory Agreement between the Trust and the Adviser with respect to the Funds.

                                      1

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   Subject to the direction and control of the Board, the Sub-Adviser shall manage the investment and reinvestment of the assets of the Funds, and without limiting the generality of the foregoing, shall provide the management and other services specified below, all in such manner and to such extent as may be directed from time to time by the Adviser.

   SECTION 3. DUTIES OF THE SUB-ADVISER.

   (a) The Sub-Adviser shall make decisions with respect to all purchases and sales of securities and other investment assets for the Funds. To carry out such decisions, the Sub-Adviser is hereby authorized, as agent and attorney-in-fact for the Trust, for the account of, at the risk of and in the name of the Trust, to place orders and issue instructions with respect to those transactions of the Funds. In all purchases, sales and other transactions in securities for the Funds, the Sub-Adviser is authorized to exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

   (b) The Sub-Adviser will report to the Board at each regular meeting thereof all material changes in the Funds since the prior report, and will also keep the Board informed of important developments affecting the Trust, the Funds and the Sub-Adviser, and on its own initiative will furnish the Board from time to time with such information as the Sub-Adviser may believe appropriate, whether concerning the individual companies whose securities are held by a Fund, the industries in which they engage, or the economic, social or political conditions prevailing in each country in which the Fund maintains investments. The Sub-Adviser will also furnish the Board with such statistical and analytical information with respect to securities in the Funds as the Sub-Adviser may believe appropriate or as the Board reasonably may request. In making purchases and sales of securities for the Funds, the Sub-Adviser will comply with the policies set from time to time by the Board as well as the limitations imposed by the Trust's Declaration of Trust, as amended from time to time, By-Laws (if any), Registration Statement under the Act and the Securities Act, the limitations in the Act and in the Internal Revenue Code of 1986, as amended applicable to the Trust and the investment objectives, policies and restrictions of the Funds.

   (c) The Sub-Adviser may from time to time employ or associate with such persons as the Sub-Adviser believes to be appropriate or necessary to assist in the execution of the Sub-Adviser's duties hereunder, the cost of performance of such duties to be borne and paid by the Sub-Adviser. No obligation may be imposed on the Trust in any such respect.

                                      2

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   (d) The Sub-Adviser shall maintain records relating to portfolio transactions and the placing and allocation of brokerage orders as are required to be maintained by the Trust under the Act. The Sub-Adviser shall prepare and maintain, or cause to be prepared and maintained, in such form, for such periods and in such locations as may be required by applicable law, all documents and records relating to the services provided by the Sub-Adviser pursuant to this Agreement required to be prepared and maintained by the Trust pursuant to the rules and regulations of any national, state, or local government entity with jurisdiction over the Trust, including the Securities and Exchange Commission and the Internal Revenue Service. The books and records pertaining to the Trust which are in possession of the Sub-Adviser shall be the property of the Trust. The Trust, or the Trust's authorized representatives (including the Adviser), shall have access to such books and records at all times during the Sub-Adviser's normal business hours. Upon the reasonable request of the Trust, copies of any such books and records shall be provided promptly by the Sub-Adviser to the Trust or the Trust's authorized representatives.

   SECTION 4. CONTROL BY BOARD. As is the case with respect to the Adviser under the Investment Advisory Agreement, any investment activities undertaken by the Sub-Adviser pursuant to this Agreement, as well as any other activities undertaken by the Sub-Adviser on behalf of the Funds, shall at all times be subject to the direction and control the Trust's Board.

   SECTION 5. COMPLIANCE WITH APPLICABLE REQUIREMENTS. In carrying out its obligations under this Agreement, the Sub-Adviser shall at all times comply with:

   (a) all applicable provisions of the 1940 Act, and any rules and regulations adopted thereunder;

   (b) the provisions of the registration statement of the Trust, as it may be amended or supplemented from time to time, under the Securities Act and the 1940 Act;

   (c) the provisions of the Declaration of Trust of the Trust, as it may be amended or supplemented from time to time;

   (d) the provisions of any By-laws of the Trust, if adopted and as it may be amended from time to time, or resolutions of the Board as may be adopted from time to time;

   (e) the provisions of the Internal Revenue Code of 1986, as amended, applicable to the Trust or the Funds;

   (f) any other applicable provisions of state or federal law; and

   In addition, any code of ethics adopted by the Sub-Adviser must comply with Rule 17j-1 under the 1940 Act, as it may be amended from time to time, and any broadly accepted industry practices, if requested by the Trust or the Adviser.

                                      3

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   SECTION 6. BROKER-DEALER RELATIONSHIPS. The Sub-Adviser is responsible for the purchase and sale of securities for the Funds, broker-dealer selection, and negotiation of brokerage commission rates. The Sub-Adviser's primary consideration in effecting a security transaction will be to obtain the best price and execution. In selecting a broker-dealer to execute each particular transaction for a Fund, the Sub-Adviser will take the following into consideration: the best net price available, the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the Fund on a continuing basis. Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies as the Trust's Board of Trustees may from time to time determine, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of having caused a Fund to pay a broker or dealer that provides brokerage and research services to the Sub-Adviser an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Sub-Adviser with respect to the Fund and to other clients of the Sub-Adviser. The Sub-Adviser is further authorized to allocate the orders placed by it on behalf of the Funds to brokers and dealers who also provide research or statistical material, or other services to the Funds or to the Sub-Adviser. Such allocation shall be in such amounts and proportions as the Sub-Adviser shall determine and the Sub-Adviser will report on said allocations regularly to the Board of Trustees of the Trust indicating the brokers to whom such allocations have been made and the basis therefor.

   SECTION 7. EXPENSES OF THE FUND. All of the ordinary business expenses incurred in the operations of the Funds and the offering of their shares shall be borne by the Funds unless specifically provided otherwise in this Agreement. These expenses borne by the Trust include, but are not limited to, brokerage commissions, taxes, legal, auditing or governmental fees, the cost of preparing share certificates, custodian, transfer agent and shareholder service agent costs, expense of issue, sale, redemption and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to trustees and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Funds in connection with membership in investment company organizations and the cost of printing copies of prospectuses and statements of additional information distributed to the Funds' shareholders.

   SECTION 8. COMPENSATION. As compensation for the sub-advisory services provided under this Agreement, the Adviser shall pay the Sub-Adviser fees, payable monthly, the annual rates indicated on Schedule A hereto, as such Schedule may be amended or supplemented from time to time. It is understood that the Adviser shall be responsible for the Sub-Adviser's fee for its services hereunder, and the Sub-Adviser agrees that it shall have no claim against the Trust or the Funds with respect to compensation under this Agreement.

                                      4

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   SECTION 9. STANDARD OF CARE. The Trust and Adviser shall expect of the
Sub-Adviser, and the Sub-Adviser will give the Trust and the Adviser the benefit of, the Sub-Adviser's best judgment and efforts in rendering its services to the Trust, and as an inducement to the Sub-Adviser's undertaking these services at the compensation level specified, the Sub-Adviser shall not be liable hereunder for any mistake in judgment. In the absence of willful misfeasance, bad faith, negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Adviser or any of its officers, directors, employees or agents, the Sub-Adviser shall not be subject to liability to the Trust or to any shareholders in the Trust for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

   SECTION 10. NON-EXCLUSIVITY. The services of the Sub-Adviser to the Adviser and the Trust are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render investment advisory and administrative or other services to others (including other investment companies) and to engage in other activities. It is understood and agreed that officers or directors of the Sub-Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors or trustees of any other firm or trust, including other investment advisory companies.

   SECTION 11. RECORDS. The Sub-Adviser shall, with respect to orders the Sub-Adviser places for the purchase and sale of portfolio securities of the Funds, maintain or arrange for the maintenance of the documents and records required pursuant to Rule 31a-1 under the 1940 Act as well as trade tickets and confirmations of portfolio trades and such other records as the Adviser or the Funds' Administrator reasonably requests to be maintained. All such records shall be maintained in a form acceptable to the Funds and in compliance with the provisions of Rule 31a-1 or any successor rule. All such records will be the property of the Funds, and will be available for inspection and use by the Funds and their authorized representatives (including the Adviser). The Sub-Adviser shall promptly, upon the Trust's request, surrender to the Funds those records which are the property of the Trust or any Fund. The Sub-Adviser will promptly notify the Funds' Administrator if it experiences any difficulty in maintaining the records in an accurate and complete manner.

   SECTION 12. TERM AND APPROVAL. This Agreement shall become effective with respect to a Fund after it is approved in accordance with the express requirements of the 1940 Act, and executed by the Trust, Adviser and Sub-Adviser and shall thereafter continue from year to year, provided that the continuation of the Agreement is approved in accordance with the requirements of the 1940 Act, which currently requires that the continuation be approved at least annually:

   (a) (i) by the Trust's Board of Trustees or (ii) by the vote of "a majority of the outstanding voting securities" of the Fund (as defined in Section 2(a)(42) of the 1940 Act), and

                                      5

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   (b) by the affirmative vote of a majority of the Trust's Trustees who are not parties to this Agreement or "interested persons" (as defined in the 1940
Act) of a party to this Agreement (other than as Trustees of the Trust), by votes cast in person at a meeting specifically called for such purpose.

   SECTION 13. TERMINATION. As required under the 1940 Act, this Agreement may be terminated with respect to a Fund at any time, without the payment of any penalty, by vote of the Trust's Board of Trustees or by vote of a majority of a Fund's outstanding voting securities, or by the Adviser or Sub-Adviser, on sixty (60) days written notice to the other party. The notice provided for herein may be waived by the party entitled to receipt thereof. This Agreement shall automatically terminate in the event of its assignment, the term "assignment" for purposes of this paragraph having the meaning defined in
Section 2(a)(4) of the 1940 Act, as it may be interpreted by the Commission or its staff in interpretive releases, or applied by the Commission staff in no-action letters, issued under the 1940 Act.

   SECTION 14. INDEMNIFICATION BY THE SUB-ADVISER. The Trust shall not be responsible for, and the Sub-Adviser shall indemnify and hold the Trust or any Fund of the Trust harmless from and against, any and all losses, damages, costs, charges, counsel fees, payments, expenses and liability arising out of or attributable to the willful misfeasance, bad faith, negligent acts or reckless disregard of obligations or duties of the Sub-Adviser or any of its officers, directors, employees or agents.

   SECTION 15. INDEMNIFICATION BY THE TRUST. In the absence of willful misfeasance, bad faith, negligence or reckless disregard of duties hereunder on the part of the Sub-Adviser or any of its officers, directors, employees or agents, the Trust hereby agrees to indemnify and hold harmless the Sub-Adviser against all claims, actions, suits or proceedings at law or in equity whether brought by a private party or a governmental department, commission, board, bureau, agency or instrumentality of any kind, arising from the advertising, solicitation, sale, purchase or pledge of securities, whether of the Funds or other securities, undertaken by the Funds, their officers, directors, employees or affiliates, resulting from any violations of the securities laws, rules, regulations, statutes and codes, whether federal or of any state, by the Funds, their officers, directors, employees or affiliates. Federal and state securities laws impose liabilities under certain circumstances on persons who act in good faith, and nothing herein shall constitute a waiver or limitation of any rights which a Fund may have and which may not be waived under any applicable federal and state securities laws.

   SECTION 16. NOTICES. Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust shall be 525 Market Street, 12th Floor, San Francisco, California 94163, Attention Michael J. Hogan, and that of the Adviser shall be 525 Market Street, 12th Floor, San Francisco, California 94163, Attention: Michael J. Hogan, and that of the Sub-Adviser shall be 525 Market Street, 10th Floor, San Francisco, California 94163, Attention: J. Mari Casas.

                                      6

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   SECTION 17. QUESTIONS OF INTERPRETATION. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such terms or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission, or interpretations of the Commission or its staff, or Commission staff no-action letters, issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act or the Advisers Act reflected in any provision of this Agreement is revised by rule, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order. The duties and obligations of the parties under this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

   SECTION 18. AMENDMENT. This Agreement supersedes the sub-advisory agreement among Wells Fargo Funds Trust, Wells Fargo Bank, N.A. and Wells Fargo Capital Management Incorporated dated November 8, 1999, as approved by the Board of Trustees on March 26, 1999 as amended October 28, 1999, May 9, 2000 and
July 25, 2000. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. If shareholder approval of an amendment is required under the 1940 Act, no such amendment shall become effective until approved by a vote of the majority of the outstanding shares of the affected Funds. Otherwise, a written amendment of this Agreement is effective upon the approval of the Board of Trustees, the Adviser and the Sub-Adviser.

   SECTION 19. WELLS FARGO NAME. The Sub-Adviser and the Trust each agree that the name "Wells Fargo," which comprises a component of the Trust's name, is a property right of the parent of the Adviser. The Trust agrees and consents that: (i) it will use the words "Wells Fargo" as a component of its corporate name, the name of any series or class, or all of the above, and for no other purpose; (ii) it will not grant to any third party the right to use the name "Wells Fargo" for any purpose; (iii) the Adviser or any corporate affiliate of the Adviser may use or grant to others the right to use the words "Wells Fargo," or any combination or abbreviation thereof, as all or a portion of a corporate or business name or for any commercial purpose, other than a grant of such right to another registered investment company not advised by the Adviser or one of its affiliates; and (iv) in the event that the Adviser or an affiliate thereof is no longer acting as investment adviser to any Fund or class of a Fund, the Trust shall, upon request by the Adviser, promptly take such action as may be necessary to change its corporate name to one not containing the words "Wells Fargo" and following such change, shall not use the words "Wells Fargo," or any combination thereof, as a part of its corporate name or for any other commercial purpose, and shall use its best efforts to cause its trustees, officers and shareholders to take any and all actions that the Adviser may request to effect the foregoing and to reconvey to the Adviser any and all rights to such words.

                                      7

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   IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first written above.

                                             WELLS FARGO FUNDS TRUST
                                             on behalf of the Funds

                                             By:
                                                  ------------------------------
                                                  C. David Messman
                                                  Secretary

                                             WELLS FARGO FUNDS MANAGEMENT, LLC

                                             By:
                                                  ------------------------------
                                                  Andrew Owen
                                                  Vice President

                                             WELLS CAPITAL MANAGEMENT
                                               INCORPORATED

                                             By:
                                                  ------------------------------
                                                  J. Mari Casas
                                                  Chief Operating Officer

                                      8

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                                  APPENDIX A

                     WELLS CAPITAL MANAGEMENT INCORPORATED
                       INVESTMENT SUB-ADVISORY AGREEMENT

                            WELLS FARGO FUNDS TRUST

                       Adjustable Rate Government Fund*
                         Aggressive Allocation Fund/1/
                               Asia Pacific Fund
                     California Limited-Term Tax-Free Fund
                           California Tax-Free Fund
                    California Municipal Money Market Fund
                    California Municipal Money Market Trust
                              Capital Growth Fund
                       Cash Investment Money Market Fund
                              Classic Value Fund*
                            Colorado Tax-Free Fund
                               Common Stock Fund
                         Conservative Allocation Fund
                               Core Equity Fund*
                        Disciplined Global Equity Fund*
                          Disciplined U.S. Core Fund*
                            Disciplined Value Fund*
                                Discovery Fund
                       Diversified Capital Builder Fund*
                       Diversified Income Builder Fund*
                        Emerging Markets Equity Fund/2/
                      Emerging Markets Equity Fund II/3/
                             Endeavor Select Fund
                                Enterprise Fund
                             Equity Income Fund/4/
                          Global Opportunities Fund*
--------
* In connection with the reorganization with the Evergreen family of funds, on December 18, 2009 and January 11, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the establishment of new Wells Fargo Advantage shell funds to become effective on July 9, 2010 (fixed income and money markets) and July 16, 2010 (equity and international funds).
/1/ On January 11, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the merger of the Aggressive Allocation Fund into the Growth Balanced Fund. Subject to receipt of shareholder approval, the merger will become effective on July 16, 2010.
/2/ On January 11, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the merger of the Emerging Markets Equity Fund to the Emerging Markets Equity Fund II. Subject to receipt of shareholder approval, the merger will become effective on July 16, 2010.
/3/ On January 11, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the establishment of the Emerging Markets Equity Fund II (shell fund) and the merger of the Emerging Markets Equity Fund into the shell fund. Subject to receipt of shareholder approval, the merger will become effective on July 16, 2010. At that time, the shell fund will change its name to the Emerging Markets Equity Fund.
/4/ On January 11, 2010 the Board of Trustees of Wells Fargo Funds Trust approved the merger of the Equity Income Fund to the Disciplined Value Fund. Upon shareholder approval, the merger will become effective
      July 16, 2010.

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                         Government Money Market Fund
                          Government Securities Fund
                             Growth Balanced Fund
                                  Growth Fund
                          Growth Opportunities Fund*
                               Health Care Fund*
                          Heritage Money Market Fund
                               High Income Fund
                             High Yield Bond Fund*
                               Income Plus Fund
       Index Asset Allocation Fund (formerly, the Asset Allocation Fund)
                        Intermediate Tax/AMT-Free Fund
                             Large Cap Growth Fund
                  Managed Account CoreBuilder Shares Series G
                  Managed Account CoreBuilder Shares Series M
                          Mid Cap Disciplined Fund/5/
                              Mid Cap Growth Fund
                          Minnesota Money Market Fund
                            Minnesota Tax-Free Fund
                            Moderate Balanced Fund
                               Money Market Fund
                              Money Market Trust
                              Municipal Bond Fund
                 Municipal Cash Management Money Market Fund*
                          Municipal Money Market Fund
                      National Tax-Free Money Market Fund
                     National Tax-Free Money Market Trust
                    New Jersey Municipal Money Market Fund*
                     New York Municipal Money Market Fund*
                         North Carolina Tax-Free Fund*
                              Omega Growth Fund*
                               Opportunity Fund
                        Overland Express Sweep Fund/6/
                   Pennsylvania Municipal Money Market Fund*
                          Pennsylvania Tax-Free Fund*
                             Precious Metals Fund*
                      Premier Large Company Growth Fund*
                      Prime Investment Money Market Fund
                      Short Duration Government Bond Fund
                             Short-Term Bond Fund
                        Short-Term High Yield Bond Fund
                        Short-Term Municipal Bond Fund
--------
/5/ On January 11, 2010 the Board of Trustees of Wells Fargo Funds Trust approved the name change of the Mid Cap Disciplined Fund to the Special Mid Cap Value Fund effective July 16, 2010.
/6/ On January 11, 2010 the Board of Trustees of Wells Fargo Funds Trust approved the merger of the Overland Express Sweep Fund into the Money Market Fund effective July 9, 2010.

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                         Small Cap Disciplined Fund/7/
                             Small Cap Growth Fund
                             Small Cap Value Fund
                           Small Mid/Cap Value Fund
                    Specialized Financial Services Fund/8/
                         Special Small Cap Value Fund*
                           Strategic Income Fund/9/
                       Strategic Large Cap Growth Fund*
                        Strategic Municipal Bond Fund*
                      Traditional Small Cap Growth Fund*
                        Treasury Plus Money Market Fund
                         Ultra Short-Term Income Fund
                    Ultra Short-Term Municipal Income Fund
                              U.S. Value Fund/10/
                WealthBuilder Conservative Allocation Portfolio
                        WealthBuilder Equity Portfolio
                        WealthBuilder Growth Allocation
                    WealthBuilder Growth Balanced Portfolio
                   WealthBuilder Moderate Balanced Portfolio
                    WealthBuilder Tactical Equity Portfolio
                            Wisconsin Tax-Free Fund
                        100% Treasury Money Market Fund

Most recent annual approval by the Board of Trustees: March 27, 2009
Appendix A amended: March 1, 2010
--------
/7/ On January 11, 2010, the Board of Trustees of Wells Fargo Funds Trust approved a sub-adviser change and name change to the Small Cap Disciplined Fund. Subject to receipt of shareholder approval of the new sub-adviser, the fund name will change to the Intrinsic Small Cap Value Fund, effective June 1, 2010.
/8/ On January 11, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the merger of the Specialized Financial Services Fund into the Classic Value Fund. Subject to receipt of shareholder approval, the merger will become effective on July 16, 2010.
/9/ On January 11, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the merger of the Strategic Income Fund into the High Income Fund. Subject to receipt of shareholder approval, the merger will become effective on July 9, 2010.
/10/ On January 11, 2010 the Board of Trustees of Wells Fargo Funds Trust approved the merger of the U.S. Value Fund to the Disciplined Value Fund. Subject to receipt of shareholder approval, the merger will become effective on July 16, 2010.

                                  SCHEDULE A

                     WELLS CAPITAL MANAGEMENT INCORPORATED
                       INVESTMENT SUB-ADVISORY AGREEMENT

                                 FEE AGREEMENT
                            WELLS FARGO FUNDS TRUST

   This fee agreement is made as of the 27th day of March, 2009, by and between Wells Fargo Funds Management, LLC (the "Adviser") and Wells Capital Management Incorporated (the "Sub-Adviser"); and

   WHEREAS, the parties and Wells Fargo Funds Trust (the "Trust") have entered into an Investment Sub-Advisory Agreement ("Sub-Advisory Agreement") whereby the Sub-Adviser provides investment management advice to each series of the Trust as listed in Appendix A to the Sub-Advisory Agreement (each a "Fund" and collectively the "Funds").

   WHEREAS, the Sub-Advisory Agreement provides that the fees to be paid to the Sub-Adviser are to be as agreed upon in writing by the parties.

   NOW THEREFORE, the parties agree that the fees to be paid to the Sub-Adviser under the Sub-Advisory Agreement shall be calculated as follows on a monthly basis by applying the annual rates described in this Schedule A to Appendix A for each Fund listed in Appendix A.

   The Sub-Adviser shall receive a fee as described in this Schedule A to Appendix A of the assets of the Aggressive Allocation Fund, Conservative Allocation Fund, Growth Balanced Fund and Moderate Balanced Fund and from each WealthBuilder Portfolio for providing services with respect to which Master Trust Portfolios (or, in the case of the WealthBuilder Portfolios, other unaffiliated funds) these Funds will invest in and the percentage to allocate to each Master Portfolio or unaffiliated fund in reliance on
Section 12(d)(1)(G) under the Act, the rules thereunder, or order issued by the Commission exempting the Fund from the provisions of Section 12(d)(1)(A) under the Act (a "Fund of Funds structure").

   The net assets under management against which the foregoing fees are to be applied are the net assets as of the first business day of the month. If this fee agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month this agreement is in effect shall be subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month. If the determination of the net asset value is suspended as of the first business day of the month, the net asset value for the last day prior to such suspension shall for this purpose be deemed to be the net asset value on the first business day of the month.

                                  SCHEDULE A

                     WELLS CAPITAL MANAGEMENT INCORPORATED
                       INVESTMENT SUB-ADVISORY AGREEMENT

                                 FEE AGREEMENT
                            WELLS FARGO FUNDS TRUST

                                                        FEE AS % OF AVG.
FUNDS TRUST FUNDS                                       DAILY NET ASSETS
-----------------                                       -----------------
Adjustable Rate Government Fund*                        First 100M  0.20
                                                        Next 200M   0.175
                                                        Next 200M   0.15
                                                        Over 500M   0.10
Aggressive Allocation Fund/1/                           First 250M  0.10
                                                        Over 250M   0.05
Asia Pacific Fund                                       First 100M  0.65
                                                        Next 100M   0.55
                                                        Over 200M   0.45
California Limited-Term Tax-Free Fund                   First 100M  0.15
                                                        Next 200M   0.10
                                                        Over 300M   0.05
California Tax-Free Fund                                First 100M  0.20
                                                        Next 200M   0.175
                                                        Next 200M   0.15
                                                        Over 500M   0.10
California Municipal Money Market Fund                  First 1B    0.05
                                                        Next 2B     0.03
                                                        Next 3B     0.02
                                                        Over 6B     0.01
California Municipal Money Market Trust                       0.00
Capital Growth Fund                                     First 100M  0.35
                                                        Next 100M   0.30
                                                        Next 300M   0.20
                                                        Over 500M   0.15
Cash Investment Money Market Fund                       First 1B    0.05
                                                        Next 2B     0.03
                                                        Next 3B     0.02
                                                        Over 6B     0.01
--------
* In connection with the reorganization with the Evergreen family of funds, on December 18, 2009 and January 11, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the establishment of new Wells Fargo Advantage shell funds to become effective on July 9, 2010 (fixed income and money markets) and July 16, 2010 (equity and international funds).
/1/ On January 11, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the merger of the Aggressive Allocation Fund into the Growth Balanced Fund. Subject to receipt of shareholder approval, the merger will become effective on July 16, 2010.

                                                        FEE AS % OF AVG.
FUNDS TRUST FUNDS                                       DAILY NET ASSETS
-----------------                                       -----------------
Classic Value Fund*                                     First 100M  0.35
                                                        Next 100M   0.30
                                                        Next 300M   0.20
                                                        Over 500M   0.15
Colorado Tax-Free Fund                                  First 100M  0.20
                                                        Next 200M   0.175
                                                        Next 200M   0.15
                                                        Over 500M   0.10
Common Stock Fund                                       First 100M  0.45
                                                        Next 100M   0.40
                                                        Over 200M   0.30
Conservative Allocation Fund                            First 250M  0.10
                                                        Over 250M   0.05
Core Equity Fund*                                       First 100M  0.35
                                                        Next 100M   0.30
                                                        Next 300M   0.20
                                                        Over 500M   0.15
Disciplined Global Equity Fund*                         First 200M  0.45
                                                        Over 200M   0.40
Disciplined U.S. Core Fund*                             First 100M  0.25
                                                        Next 200M   0.20
                                                        Over 300M   0.15
Disciplined Value Fund*                                 First 100M  0.25
                                                        Next 200M   0.20
                                                        Over 300M   0.15
Discovery Fund                                          First 100M  0.45
                                                        Next 100M   0.40
                                                        Over 200M   0.35
Diversified Capital Builder Fund*                       First 100M  0.35
                                                        Next 200M   0.30
                                                        Next 200M   0.25
                                                        Over 500M   0.20
Diversified Income Builder Fund*                        First 100M  0.35
                                                        Next 200M   0.30
                                                        Next 200M   0.25
                                                        Over 500M   0.20
Emerging Markets Equity Fund/2/                         First 100M  0.65
                                                        Next 100M   0.55
                                                        Over 200M   0.45
Emerging Markets Equity Fund II/3/                      First 100M  0.65
                                                        Next 100M   0.55
                                                        Over 200M   0.45
--------
/2/ On January 11, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the merger of the Emerging Markets Equity Fund to the Emerging Markets Equity Fund II. Subject to receipt of shareholder approval, the merger will become effective on July 16, 2010.
/3/ On January 11, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the establishment of the Emerging Markets Equity Fund II (shell fund) and the merger of the Emerging Markets Equity Fund into the shell fund. Subject to receipt of shareholder approval, the merger will become effective on July 16, 2010. At that time, the shell fund will change its name to the Emerging Markets Equity Fund.

                                                        FEE AS % OF AVG.
FUNDS TRUST FUNDS                                       DAILY NET ASSETS
-----------------                                       -----------------
Endeavor Select Fund                                    First 100M  0.35
                                                        Next 100M   0.30
                                                        Next 300M   0.20
                                                        Over 500M   0.15
Enterprise Fund                                         First 100M  0.45
                                                        Next 100M   0.40
                                                        Over 200M   0.30
Equity Income Fund/4/                                   First 100M  0.35
                                                        Next 100M   0.30
                                                        Next 300M   0.20
                                                        Over 500M   0.15
Global Opportunities Fund*                              First 100M  0.55
                                                        Next 100M   0.50
                                                        Over 200M   0.40
Government Money Market Fund                            First 1B    0.05
                                                        Next 2B     0.03
                                                        Next 3B     0.02
                                                        Over 6B     0.01
Government Securities Fund                              First 100M  0.20
                                                        Next 200M   0.175
                                                        Next 200M   0.15
                                                        Over 500M   0.10
Growth Balanced Fund                                    First 250M  0.10
                                                        Over 250M   0.05
Growth Fund                                             First 100M  0.35
                                                        Next 100M   0.30
                                                        Next 300M   0.20
                                                        Over 500M   0.15
Growth Opportunities Fund*                              First 100M  0.45
                                                        Next 100M   0.40
                                                        Over 200M   0.35
Health Care Fund*                                       First 100M  0.40
                                                        Over 100M   0.35
Heritage Money Market Fund                              First 1B    0.05
                                                        Next 2B     0.03
                                                        Next 3B     0.02
                                                        Over 6B     0.01
High Income Fund                                        First 100M  0.35
                                                        Next 200M   0.30
                                                        Next 200M   0.25
                                                        Over 500M   0.20
--------
/4/ On January 11, 2010 the Board of Trustees of Wells Fargo Funds Trust approved the merger of the Equity Income Fund to the Disciplined Value Fund. Upon shareholder approval, the merger will become effective July 16, 2010. In addition, for an interim period following shareholder approval, the Equity Income Fund will convert from a gateway feeder fund to a stand-alone fund. The sub-advisory fees during this interim period of June 18, 2010 to July 16, 2010 are reflected in the chart above.

                                                        FEE AS % OF AVG.
FUNDS TRUST FUNDS                                       DAILY NET ASSETS
-----------------                                       -----------------
High Yield Bond Fund*                                   First 100M  0.35
                                                        Next 200M   0.30
                                                        Next 200M   0.25
                                                        Over 500M   0.20
Income Plus Fund                                        First 100M  0.20
                                                        Next 200M   0.175
                                                        Next 200M   0.15
                                                        Over 500M   0.10
Index Asset Allocation Fund (formerly, the Asset        First 100M  0.15
  Allocation Fund)                                      Next 100M   0.125
                                                        Over 200M   0.10
Intermediate Tax/AMT-Free Fund                          First 100M  0.20
                                                        Next 200M   0.175
                                                        Next 200M   0.15
                                                        Over 500M   0.10
Large Cap Growth Fund                                   First 100M  0.35
                                                        Next 100M   0.30
                                                        Next 300M   0.20
                                                        Over 500M   0.15
Managed Account CoreBuilder Shares Series G                   0.00
Managed Account CoreBuilder Shares Series M                   0.00
Mid Cap Disciplined Fund/5/                             First 100M  0.45
                                                        Next 100M   0.40
                                                        Over 200M   0.30
Mid Cap Growth Fund                                     First 100M  0.45
                                                        Next 100M   0.40
                                                        Over 200M   0.30
Minnesota Money Market Fund                             First 1B    0.05
                                                        Next 2B     0.03
                                                        Next 3B     0.02
                                                        Over 6B     0.01
Minnesota Tax-Free Fund                                 First 100M  0.20
                                                        Next 200M   0.175
                                                        Next 200M   0.15
                                                        Over 500M   0.10
Moderate Balanced Fund                                  First 250M  0.10
                                                        Over 250M   0.05
Money Market Fund                                       First 1B    0.05
                                                        Next 2B     0.03
                                                        Next 3B     0.02
                                                        Over 6B     0.01
Money Market Trust                                            0.00
--------
/5/ On January 11, 2010 the Board of Trustees of Wells Fargo Funds Trust approved the name change of the Mid Cap Disciplined Fund to the Special Mid Cap Value Fund effective July 16, 2010.

                                                        FEE AS % OF AVG.
FUNDS TRUST FUNDS                                       DAILY NET ASSETS
-----------------                                       -----------------
Municipal Bond Fund                                     First 100M  0.20
                                                        Next 200M   0.175
                                                        Next 200M   0.15
                                                        Over 500M   0.10
Municipal Cash Management Money Market Fund*            First 1B    0.05
                                                        Next 2B     0.03
                                                        Next 3B     0.02
                                                        Over 6B     0.01
Municipal Money Market Fund                             First 1B    0.05
                                                        Next 2B     0.03
                                                        Next 3B     0.02
                                                        Over 6B     0.01
National Tax-Free Money Market Fund                     First 1B    0.05
                                                        Next 2B     0.03
                                                        Next 3B     0.02
                                                        Over 6B     0.01
National Tax-Free Money Market Trust                          0.00
New Jersey Municipal Money Market Fund*                 First 1B    0.05
                                                        Next 2B     0.03
                                                        Next 3B     0.02
                                                        Over 6B     0.01
New York Municipal Money Market Fund*                   First 1B    0.05
                                                        Next 2B     0.03
                                                        Next 3B     0.02
                                                        Over 6B     0.01
North Carolina Tax-Free Fund*                           First 100M  0.20
                                                        Next 200M   0.175
                                                        Next 200M   0.15
                                                        Over 500M   0.10
Omega Growth Fund*                                      First 100M  0.35
                                                        Next 100M   0.30
                                                        Next 300M   0.20
                                                        Over 500M   0.15
Opportunity Fund                                        First 100M  0.45
                                                        Next 100M   0.40
                                                        Over 200M   0.30
Overland Express Sweep Fund/6/                          First 1B    0.05
                                                        Next 2B     0.03
                                                        Next 3B     0.02
                                                        Over 6B     0.01
Pennsylvania Municipal Money Market Fund*               First 1B    0.05
                                                        Next 2B     0.03
                                                        Next 3B     0.02
                                                        Over 6B     0.01
--------
/6/ On January 11, 2010 the Board of Trustees of Wells Fargo Funds Trust approved the merger of the Overland Express Sweep Fund into the Money Market Fund effective July 9, 2010.

                                                        FEE AS % OF AVG.
FUNDS TRUST FUNDS                                       DAILY NET ASSETS
-----------------                                       -----------------
Pennsylvania Tax-Free Fund*                             First 100M  0.20
                                                        Next 200M   0.175
                                                        Next 200M   0.15
                                                        Over 500M   0.10
Precious Metals Fund*                                   First 100M  0.40
                                                        Over 100M   0.35
Premier Large Company Growth Fund*                      First 100M  0.35
                                                        Next 100M   0.30
                                                        Next 300M   0.20
                                                        Over 500M   0.15
Prime Investment Money Market Fund                      First 1B    0.05
                                                        Next 2B     0.03
                                                        Next 3B     0.02
                                                        Over 6B     0.01
Short Duration Government Bond Fund                     First 100M  0.15
                                                        Next 200M   0.10
                                                        Over 300M   0.05
Short-Term Bond Fund                                    First 100M  0.15
                                                        Next 200M   0.10
                                                        Over 300M   0.05
Short-Term High Yield Bond Fund                         First 100M  0.35
                                                        Next 200M   0.30
                                                        Next 200M   0.25
                                                        Over 500M   0.20
Short-Term Municipal Bond Fund                          First 100M  0.15
                                                        Next 200M   0.10
                                                        Over 300M   0.05
Small Cap Disciplined Fund/7/                           First 100M  0.55
                                                        Next 100M   0.50
                                                        Over 200M   0.40
Small Cap Growth Fund                                   First 100M  0.55
                                                        Next 100M   0.50
                                                        Over 200M   0.40
Small Cap Value Fund                                    First 100M  0.55
                                                        Next 100M   0.50
                                                        Over 200M   0.40
Small Mid/Cap Value Fund                                First 100M  0.45
                                                        Next 100M   0.40
                                                        Over 200M   0.35
Specialized Financial Services Fund/8/                  First 100M  0.45
                                                        Next 100M   0.40
                                                        Over 200M   0.30
--------
/7/ On January 11, 2010 the Board of Trustees approved the sub-adviser change to the Small Cap Disciplined Fund, which is subject to shareholder approval. Upon shareholder approval, the sub-adviser change will become effective June 1, 2010.
/8/ On January 11, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the merger of the Specialized Financial Services Fund into the Classic Value Fund. Subject to receipt of shareholder approval, the merger will become effective on July 16, 2010.

                                                        FEE AS % OF AVG.
FUNDS TRUST FUNDS                                       DAILY NET ASSETS
-----------------                                       -----------------
Special Small Cap Value Fund*                           First 100M  0.55
                                                        Next 100M   0.50
                                                        Over 200M   0.40
Strategic Income Fund/9/                                First 100M  0.35
                                                        Next 200M   0.30
                                                        Next 200M   0.25
                                                        Over 500M   0.20
Strategic Large Cap Growth Fund*                        First 100M  0.35
                                                        Next 100M   0.30
                                                        Next 300M   0.20
                                                        Over 500M   0.15
Strategic Municipal Bond Fund*                          First 100M  0.20
                                                        Next 200M   0.175
                                                        Next 200M   0.15
                                                        Over 500M   0.10
Traditional Small Cap Growth Fund*                      First 100M  0.55
                                                        Next 100M   0.50
                                                        Over 200M   0.40
Treasury Plus Money Market Fund                         First 1B    0.05
                                                        Next 2B     0.03
                                                        Next 3B     0.02
                                                        Over 6B     0.01
Ultra Short-Term Income Fund                            First 100M  0.15
                                                        Next 200M   0.10
                                                        Over 300M   0.05
Ultra Short-Term Municipal Income Fund                  First 100M  0.15
                                                        Next 200M   0.10
                                                        Over 300M   0.05
U.S. Value Fund/10/                                     First 100M  0.35
                                                        Next 100M   0.30
                                                        Next 300M   0.20
                                                        Over 500M   0.15
WealthBuilder Conservative Allocation Portfolio               0.15
WealthBuilder Equity Portfolio                                0.15
WealthBuilder Growth Allocation Portfolio                     0.15
WealthBuilder Growth Balanced Portfolio                       0.15
WealthBuilder Moderate Balanced Portfolio                     0.15
--------
/9/ On January 11, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the merger of the Strategic Income Fund into the High Income Fund. Subject to receipt of shareholder approval, the merger will become effective on July 9, 2010.
/10/ On January 11, 2010 the Board of Trustees of Wells Fargo Funds Trust approved the merger of the U.S. Value Fund to the Disciplined Value Fund. Subject to receipt of shareholder approval, the merger will become effective on July 16, 2010.

                                                        FEE AS % OF AVG.
FUNDS TRUST FUNDS                                       DAILY NET ASSETS
-----------------                                       -----------------
WealthBuilder Tactical Equity Portfolio                       0.15
Wisconsin Tax-Free Fund                                 First 100M  0.20
                                                        Next 200M   0.175
                                                        Next 200M   0.15
                                                        Over 500M   0.10
100% Treasury Money Market Fund                         First 1B    0.05
                                                        Next 2B     0.03
                                                        Next 3B     0.02
                                                        Over 6B     0.01

Most recent annual approval by the Board of Trustees: March 27, 2009 Schedule A amended: March 1, 2010

   The foregoing fee schedule is agreed to as of March 1, 2010 and shall remain in effect until changed in writing by the parties.

                                             WELLS FARGO FUNDS MANAGEMENT, LLC

                                             By:
                                                  ------------------------------
                                                  Andrew Owen
                                                  Executive Vice President

                                             WELLS CAPITAL MANAGEMENT
                                             INCORPORATED

                                             By:
                                                  ------------------------------
                                                  Karen Norton
                                                  Chief Operating Officer